SMITH BARNEY INVESTMENT TRUST
                          10f-3 REPORT
             June 1, 1997 through November 30, 1997

                                                       % of
                    Trade                    Par       Purchase
Fund % of
Issuer                   Date Selling Dealer Amount         Price
Assets    Issue

New York Local Government     6/12/97   Morgan Stanley $
900,000   $98.776        2.76%     0.58%
5.125% due 4/1/2011           Paine Webber
5.250% due 4/1/2014           Dillion Read     1,400,000
98.620

MTA Transit Authority         7/16/97   Greenwich Partners
600,000   94.772         1.12 2.90

NYC Trans. Finance Auth.      10/2/97   M.R. Beal
1,250,000 98.594         2.40 2.06
5.000% due 8/15/2021               Lebenthal & Co.
A.G. Edwards & Sons

NYC Muni Water & Sewer        10/8/97   Paine Webber
1,500,000 96.125         2.85 2.75
5.000% due 6/15/2021

NYS Dorm City University      10/27/97  M.R. Beal  1,000,000
95.286         1.88 2.89
5.250% due 7/1/2017           Lehman Brothers

Morgan Stanley